                                                                    EXHIBIT 10.1



--------------------------------------------------------------------------------
                            SUIZA FOODS CORPORATION,

                                   AS ISSUER

                                       TO

                           WILMINGTON TRUST COMPANY,
                                   AS TRUSTEE

--------------------------------------------------------------------------------

                                   INDENTURE

                         DATED AS OF FEBRUARY 20, 1998


--------------------------------------------------------------------------------
                                  $100,000,000

                5% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2018



--------------------------------------------------------------------------------

                            SUIZA FOODS CORPORATION

                 CERTAIN SECTIONS OF THIS INDENTURE RELATING TO
          SECTIONS 310 THROUGH 318 OF THE TRUST INDENTURE ACT OF 1939:

TRUST INDENTURE ACT SECTION                                                                   INDENTURE SECTION
Section 310 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (a)(1)609
         (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               609
         (a)(3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
         (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          608, 610
Section 311 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (a)613
         (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               613
Section 312 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (a)701, 702(a)
         (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            702(b)
         (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            702(c)
Section 313 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          a)703(a)
         (a)(4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               101
         (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            703(a)
         (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            703(a)
         (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            703(b)
Section 314 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (a)704
         (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
         (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               102
         (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
         (e)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               102
Section 315 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (a)601
         (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               602
         (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               601
         (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               601
         (e)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               514
Section 316 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (a)101
         (a)(1)(A)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          502, 512
         (a)(1)(B)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               513
         (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable
         (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               508
         (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            104(c)
Section 317 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (a)(1)503, 504
         (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               504
         (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         402, 1003
Section 318 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (a)107

--------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                                                            PAGE

RECITALS OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE ONE -  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION  . . . . . . . . . . . . . . . . . .   2

          SECTION 101. DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
          SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS . . . . . . . . . . . . . . . . . . . . . . . .   9
          SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE . . . . . . . . . . . . . . . . . . . . . . .   9
          SECTION 104. ACTS OF HOLDERS; RECORD DATES  . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
          SECTION 105. NOTICES, ETC., TO TRUSTEE AND THE COMPANY  . . . . . . . . . . . . . . . . . . . . .  11
          SECTION 106. NOTICE TO HOLDERS; WAIVER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
          SECTION 107. CONFLICT WITH TRUST INDENTURE ACT  . . . . . . . . . . . . . . . . . . . . . . . . .  12
          SECTION 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS . . . . . . . . . . . . . . . . . . . . . .  12
          SECTION 109. SUCCESSORS AND ASSIGNS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
          SECTION 110. SEPARABILITY CLAUSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
          SECTION 111. BENEFITS OF INDENTURE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
          SECTION 112. GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          SECTION 113. LEGAL HOLIDAYS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

ARTICLE TWO - SECURITY FORMS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

          SECTION 201. FORMS GENERALLY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          SECTION 202. INITIAL ISSUANCE TO PROPERTY TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . .  14

ARTICLE THREE - THE SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

          SECTION 301. TITLE AND TERMS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
          SECTION 302. DENOMINATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
          SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATE . . . . . . . . . . . . . . . . . . . .  16
          SECTION 304. TEMPORARY SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
          SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE  . . . . . . . . . . . . . . . .  17
          SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES . . . . . . . . . . . . . . . . . .  19
          SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED . . . . . . . . . . . . . . . . . . .  19

          SECTION 308. PERSONS DEEMED OWNERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
          SECTION 309. CANCELLATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
          SECTION 310. RIGHT OF SET OFF . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
          SECTION 311. CUSIP NUMBERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
          SECTION 312. OPTION TO EXTEND INTEREST PAYMENT PERIOD . . . . . . . . . . . . . . . . . . . . . .  22
          SECTION 313. PAYING AGENT, SECURITY REGISTRAR AND
                            CONVERSION AGENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

ARTICLE FOUR - SATISFACTION AND DISCHARGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

          SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE  . . . . . . . . . . . . . . . . . . . . . .  23
          SECTION 402. APPLICATION OF TRUST MONEY . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

ARTICLE FIVE - REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

          SECTION 501. EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
          SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT . . . . . . . . . . . . . . . . .  26
          SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR
                            ENFORCEMENT BY TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
          SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM . . . . . . . . . . . . . . . . . . . . . . . . . .  27
          SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES  . . . . . . . . . . . .  28
          SECTION 506. APPLICATION OF MONEY COLLECTED . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
          SECTION 507. LIMITATION ON SUITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
          SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE
                            PRINCIPAL AND INTEREST AND CONVERT  . . . . . . . . . . . . . . . . . . . . . .  29
          SECTION 509. RESTORATION OF RIGHTS AND REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . .  29
          SECTION 510. RIGHTS AND REMEDIES CUMULATIVE . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
          SECTION 511. DELAY OR OMISSION NOT WAIVER . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
          SECTION 512. CONTROL BY HOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
          SECTION 513. WAIVER OF PAST DEFAULTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
          SECTION 514. UNDERTAKING FOR COSTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
          SECTION 515. WAIVER OF STAY OR EXTENSION LAWS . . . . . . . . . . . . . . . . . . . . . . . . . .  31
          SECTION 516. ENFORCEMENT BY HOLDERS OF PREFERRED SECURITIES . . . . . . . . . . . . . . . . . . .  32

ARTICLE SIX - THE TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

          SECTION 601. CERTAIN DUTIES AND RESPONSIBILITIES  . . . . . . . . . . . . . . . . . . . . . . . .  32
          SECTION 602. NOTICE OF DEFAULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
          SECTION 603. CERTAIN RIGHTS OF TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
          SECTION 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES . . . . . . . . . . . . . . .  34
          SECTION 605. MAY HOLD SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
          SECTION 606. MONEY HELD IN TRUST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
          SECTION 607. COMPENSATION AND REIMBURSEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
          SECTION 608. DISQUALIFICATION; CONFLICTING INTERESTS  . . . . . . . . . . . . . . . . . . . . . .  35
          SECTION 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY  . . . . . . . . . . . . . . . . . . . . . .  35
          SECTION 610. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR  . . . . . . . . . . . . . . . . .  36
          SECTION 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR . . . . . . . . . . . . . . . . . . . . . . .  37
          SECTION 612. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS  . . . . . . . . . . . .  37
          SECTION 613. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY  . . . . . . . . . . . . . . . . .  38

ARTICLE SEVEN - HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY . . . . . . . . . . . . . . . . . . . . .  38

          SECTION 701. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSEES OF HOLDERS . . . . . . . . . . . . .  38
          SECTION 702. PRESERVATION OF INFORMATION; COMMUNICATIONS
                            TO HOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
          SECTION 703. REPORTS BY TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
          SECTION 704. REPORTS BY COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

ARTICLE EIGHT - CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE  . . . . . . . . . . . . . . . . . . .  40

          SECTION 801. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS . . . . . . . . . . . . . . . .  40
          SECTION 802. SUCCESSOR SUBSTITUTED  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

ARTICLE NINE - SUPPLEMENTAL INDENTURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

          SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS . . . . . . . . . . . . . . . . .  41
          SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS  . . . . . . . . . . . . . . . . . .  42
          SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES . . . . . . . . . . . . . . . . . . . . . . . .  43
          SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES  . . . . . . . . . . . . . . . . . . . . . . . . .  43

          SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT  . . . . . . . . . . . . . . . . . . . . . . . .  44
          SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES . . . . . . . . . . . . . . . . .  44

ARTICLE TEN - COVENANTS; REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . .  44

          SECTION 1001. PAYMENT OF PRINCIPAL AND INTEREST . . . . . . . . . . . . . . . . . . . . . . . . .  44
          SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY . . . . . . . . . . . . . . . . . . . . . . . . . .  44
          SECTION 1003. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST . . . . . . . . . . . . . . . . . .  45
          SECTION 1004. STATEMENT BY OFFICERS AS TO DEFAULT . . . . . . . . . . . . . . . . . . . . . . . .  46
          SECTION 1005. LIMITATION ON DIVIDENDS; TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . .  46
          SECTION 1006. PAYMENT OF EXPENSES OF THE TRUST  . . . . . . . . . . . . . . . . . . . . . . . . .  47

ARTICLE ELEVEN - REDEMPTION OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

          SECTION 1101. RIGHT OF REDEMPTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
          SECTION 1102. APPLICABILITY OF ARTICLE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
          SECTION 1103. ELECTION TO REDEEM; NOTICE TO TRUSTEE . . . . . . . . . . . . . . . . . . . . . . .  48
          SECTION 1104. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED . . . . . . . . . . . . . . . . .  48
          SECTION 1105. NOTICE OF REDEMPTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
          SECTION 1106. DEPOSIT OF REDEMPTION PRICE . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
          SECTION 1107. SECURITIES PAYABLE ON REDEMPTION DATE . . . . . . . . . . . . . . . . . . . . . . .  50
          SECTION 1108. SECURITIES REDEEMED IN PART . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
          SECTION 1109. OPTIONAL REDEMPTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
          SECTION 1110. EXCHANGE OF TRUST SECURITIES FOR SECURITIES . . . . . . . . . . . . . . . . . . . .  51
          SECTION 1111. NO SINKING FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

ARTICLE TWELVE - SUBORDINATION OF SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

          SECTION 1201. AGREEMENT TO SUBORDINATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
          SECTION 1202. DEFAULT ON SENIOR INDEBTEDNESS  . . . . . . . . . . . . . . . . . . . . . . . . . .  53
          SECTION 1203. LIQUIDATION; DISSOLUTION; BANKRUPTCY  . . . . . . . . . . . . . . . . . . . . . . .  54
          SECTION 1204. SUBROGATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
          SECTION 1205. TRUSTEE TO EFFECTUATE SUBORDINATION . . . . . . . . . . . . . . . . . . . . . . . .  56
          SECTION 1206. NOTICE BY THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
          SECTION 1207. RIGHTS OF THE TRUSTEE; HOLDERS OF SENIOR INDEBTEDNESS . . . . . . . . . . . . . . .  57
          SECTION 1208. SUBORDINATION MAY NOT BE IMPAIRED . . . . . . . . . . . . . . . . . . . . . . . . .  57

          SECTION 1209. CERTAIN CONVERSIONS DEEMED PAYMENT  . . . . . . . . . . . . . . . . . . . . . . . .  58
          SECTION 1210. ARTICLE APPLICABLE TO PAYING AGENTS . . . . . . . . . . . . . . . . . . . . . . . .  58

ARTICLE THIRTEEN - CONVERSION OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

          SECTION 1301. CONVERSION RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
          SECTION 1302. CONVERSION PROCEDURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
          SECTION 1303. CONVERSION PRICE ADJUSTMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
          SECTION 1304. FUNDAMENTAL CHANGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
          SECTION 1305. NOTICE OF ADJUSTMENTS OF CONVERSION PRICE . . . . . . . . . . . . . . . . . . . . .  64
          SECTION 1306. PRIOR NOTICE OF CERTAIN EVENTS  . . . . . . . . . . . . . . . . . . . . . . . . . .  64
          SECTION 1307. CERTAIN DEFINED TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
          SECTION 1308. RESTRICTIONS ON COMMON STOCK ISSUABLE
                        UPON CONVERSION . .   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
          SECTION 1309. TRUSTEE NOT RESPONSIBLE FOR DETERMINING CONVERSION PRICE OR ADJUSTMENTS . . . . . .  67

ARTICLE FOURTEEN - MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

          SECTION 1401. NO RECOURSE; IMMUNITY OF INCORPORATORS,
                            STOCKHOLDERS, OFFICERS AND DIRECTORS  . . . . . . . . . . . . . . . . . . . . .  68

         INDENTURE, dated as of February 20, 1998, between Suiza Foods Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 3811 Turtle Creek Blvd., Suite 1300, Dallas, Texas 75219, and Wilmington Trust Company, a Delaware banking corporation, as Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

         WHEREAS, Suiza Capital Trust, a Delaware business trust (the "Trust"), formed under the Amended and Restated Declaration of Trust among the Company, as sponsor, Wilmington Trust Company, as property trustee (the "Property Trustee"), Wilmington Trust Company, as Delaware trustee (the "Delaware Trustee") and Michael Lewis, as regular trustee (the "Regular Trustee"), dated as of February 20, 1998 (the "Declaration"), pursuant to the Purchase Agreement (the "Purchase Agreement"), dated February 20, 1998, among the Company, the Trust and the Initial Purchaser named therein, will issue and sell all (2,000,000 shares) of its 5% Trust Convertible Preferred Securities (the "Preferred Securities") with a liquidation amount of $50 per Preferred Security having an aggregate liquidation amount with respect to the assets of the Trust of $100,000,000;

         WHEREAS, the Regular Trustees of the Trust, on behalf of the Trust, will execute and deliver to the Company 100 common securities, evidencing all of the common undivided beneficial interest in the Trust (the "Common Securities");

         WHEREAS, the Trust will use the proceeds from the sale of the Preferred Securities to purchase from the Company the Securities (as defined below) in an aggregate principal amount of $100,000,000;

         WHEREAS, the Company is guaranteeing the payment of distributions on the Preferred Securities, payment of the Redemption Price and payments on liquidation with respect to the Preferred Securities, to the extent provided in the Preferred Securities Guarantee Agreement (the "Guarantee") between the Company and Wilmington Trust Company, as guarantee trustee, for the benefit of the holders of the Preferred Securities from time to time;

         WHEREAS, the Company has duly authorized the creation of an issue of 5% Convertible Subordinated Debentures due 2018 (the "Securities"), of substantially the tenor and amount hereinafter set forth and to provide therefor, the Company has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, so long as the Trust is a Holder of Securities, and any Preferred Securities are outstanding, the Declaration provides that the holders of Preferred Securities may cause the Conversion Agent to (a) exchange such Preferred Securities for Securities held by the Trust and (b) immediately convert such Securities into Common Stock;

         WHEREAS all things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101.     DEFINITIONS.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as of the relevant date; and

         (4) except as otherwise indicated, the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "ACT," when used with respect to any Holder, has the meaning specified in Section 104(a).

         "ADDITIONAL INTEREST" has the meaning specified in Section 301.

         "ADDITIONAL PAYMENTS" means Compounded Interest, Additional Interest and Extension Period Interest, if any.

         "AFFILIATE", of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "AGENT" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

         "BOARD OF DIRECTORS" means the board of directors of the Company or any duly authorized committee of such board.

         "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the applicable Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "BUSINESS DAY" means any day other than a day on which banking institutions in New York, New York, Dallas, Texas or in Wilmington, Delaware are authorized or required by law to close.

         "CLOSING PRICE" has the meaning specified in Section 1307(b).

         "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "COMMON SECURITIES" has the meaning specified in the recitals to this Instrument.

         "COMMON STOCK" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company pursuant to its terms. However, subject to the provisions of Article Thirteen, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company pursuant to their terms; PROVIDED, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "COMPANY" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "COMPANY'S REQUEST" or "COMPANY'S ORDER" means a written request or order delivered to the Trustee and signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "COMPOUNDED INTEREST" has the meaning specified in Section 312(a).

         "CONVERSION AGENT" means the Person appointed to act on behalf of the holders of Preferred Securities in effecting the conversion of Preferred Securities as and in the manner set forth in the Declaration and Section 1302 hereof.

         "CONVERSION DATE" has the meaning specified in Section 1302(a).

         "CONVERSION EXPIRATION DATE" has the meaning specified in Section
1301.

         "CORPORATE TRUST OFFICE" means the principal office of the Trustee in the State of Delaware, at which at any particular time its corporate trust business shall be administered and which at the date of this Indenture is Rodney Square North, 1100 Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration.

         "DECLARATION" has the meaning specified in the Recitals of this instrument.

         "DEFAULTED INTEREST" has the meaning specified in Section 307.

         "DELAWARE TRUSTEE" has the meaning given it in the Recitals of this instrument.

         "DIRECT ACTION" means a proceeding directly instituted by a holder of Preferred Securities for enforcement of payment to such holder of the principal of or interest on the Securities having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due date specified in the Securities, if a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or principal on the Securities on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date.)

         "DISSOLUTION EVENT" means that, as a result of the occurrence and continuation of a Special Event, the Trust is to be dissolved in accordance with the Declaration and the Securities held by the Property Trustee are to be distributed to the holders of Preferred Securities issued by the Trust PRO RATA in accordance with the Declaration.

         "EVENT OF DEFAULT" has the meaning specified in Section 501.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "EXTENSION PERIOD" has the meaning specified in Section 312(a).

         "EXTENSION PERIOD INTEREST" has the meaning specified in Section
312(a).

         "GUARANTEE" has the meaning specified in the Recitals to this instrument.

         "HOLDER" means a Person in whose name a Security is registered in the Security Register.

         "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

         "INITIAL PURCHASER," with respect to the Preferred Securities, means DFA Investment Company, a Kansas cooperative marketing association.

         "INTEREST PAYMENT DATE" has the meaning specified in Section 301.

         "MATURITY," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "MINISTERIAL ACTION" has the meaning specified in Section 1110.

         "NOTICE OF CONVERSION" means the notice to be given by a holder of Preferred Securities to the Conversion Agent directing the Conversion Agent to exchange such Preferred Securities for Securities and to convert such Securities into Common Stock on behalf of such holder.

         "OFFICERS' CERTIFICATE" means a certificate signed by either the Chairman of the Board, Chief Executive Officer, the Vice Chairman of the Board, the President or a Vice President, and whose signature is attested to by either the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

         "OPINION OF COUNSEL" means a written opinion of counsel who shall be reasonably acceptable to the Trustee.

         "OUTSTANDING," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, EXCEPT: (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation; (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as Paying Agent on its own behalf) for the Holders of such Securities; PROVIDED, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and (iii) Securities that have been paid pursuant to Section 306, converted into Common Stock pursuant to
Section 1301, or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; PROVIDED, HOWEVER, that, in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other Company or any Affiliate of the Company controlled by the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company controlled by the Company.

         "PAYING AGENT" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

         "PERSON" means any individual, corporation, company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "PREFERRED SECURITIES" has the meaning specified in the Recitals to this instrument.

         "PROPERTY TRUSTEE" has the meaning specified in the Recitals of this instrument.

         "PURCHASE AGREEMENT" has the meaning specified in the Recitals to this instrument.

          "REDEMPTION DATE," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "REDEMPTION PRICE," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "REGULAR RECORD DATE" has the meaning specified in Section 301.

         "REGULAR TRUSTEES" has the meaning specified in the Declaration.

         "RESPONSIBLE OFFICER," when used with respect to the Trustee, means any vice-president, any assistant vice- president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the Corporate Trust Department of the Property Trustee with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer of the Property Trustee to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "RESTRICTED SECURITIES LEGEND" has the meaning specified in Section
202.

         "SECURITIES" has the meaning specified in the Recitals to this instrument.

         "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 305(a).

         "SENIOR INDEBTEDNESS" means in respect of the Company (i) the principal, premium, if any, and interest (including interest accruing subsequent to the commencement of any proceeding under any bankruptcy, reorganization, moratorium, insolvency or other similar laws from time to time in effect affecting the enforcement of creditors' rights generally, whether or not such interest is allowed as a claim under such proceeding) in respect of
(A) indebtedness of such obligor for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds, notes or other similar instruments issued by such obligor or credit facilities with lending institutions or commercial lenders, (ii) all capital lease obligations of such obligor, (iii) all obligations of such obligor issued or assumed as the deferred purchase price of property, all conditional sale obligations of such obligor and all obligations of such obligor under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (iv) all obligations of such obligor for the reimbursement of any letter of credit, banker's acceptance, security purchase facility or similar credit transaction,
(v) commitment or standby fees due and payable to lending institutions with respect to credit facilities available to the Company, (vi) obligations under interest rate and currency swaps, floors, caps and other arrangements intended to fix interest rate obligations; (vii) all obligations of the type referred to in clauses (i) through (vi) above of other persons for the payment of which such obligor is responsible or liable as obligor, guarantor or otherwise, and
(viii) all obligations of the type referred to in clauses (i) through (vii) above of other persons secured by any lien on any property or asset of such obligor (whether or not such obligation is assumed by such obligor), except for
(1) the Securities, (2) any such indebtedness that is by its terms subordinated to or PARI PASSU with the Securities and (3) any indebtedness between or among such obligor or its Affiliates, including all other debt securities and guarantees in respect of those debt securities issued to any other trust, or a trustee of such trust, partnership, or other entity affiliated with the Company that is, directly or indirectly, a financing vehicle of the Company (a "Financing Entity") in connection with the issuance by such Financing Entity of preferred securities or other securities which rank PARI PASSU with, or junior to, the Preferred Securities. Such Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness.

         "SPECIAL EVENT" has the meaning specified in the Declaration.

         "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "STATED MATURITY," when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal, together with any accrued and unpaid interest (including Compounded Interest), of such Security or such installment of interest is due and payable.

         "SUBSIDIARY" of any Person means (i) a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

         "TAX EVENT" has the meaning specified in the Declaration.

         "TRADING DAY" has the meaning specified in Section 1307(h).

         "TRUST" has the meaning specified in the Recitals to this instrument.

         "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee", shall mean such successor Trustee.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; PROVIDED, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "TRUST SECURITIES" means Common Securities and Preferred Securities.

         "VICE PRESIDENT," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         "VOTING STOCK" of any Person means capital stock of such Person which ordinarily has voting power for the election of directors (or Persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

SECTION 102.     COMPLIANCE CERTIFICATES AND OPINIONS.

         Upon any application or request by the Company to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act or reasonably requested by the Trustee in connection with such application or request. Each such certificate or opinion shall be given in the form of an Officer's Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the applicable requirements of the Trust Indenture Act and any other applicable requirement set forth in this Indenture.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.     FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.     ACTS OF HOLDERS; RECORD DATES.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee or the Company, as the case may be, deems or deem sufficient.

         (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

         (d)     The ownership of Securities shall be proved by the Security
Register.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any such action with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

SECTION 105.     NOTICES, ETC., TO TRUSTEE AND THE COMPANY.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
Corporate Trust Administration, or

         (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at its principal offices specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.     NOTICE TO HOLDERS; WAIVER.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.     CONFLICT WITH TRUST INDENTURE ACT.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.     EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.     SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.     SEPARABILITY CLAUSE.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.     BENEFITS OF INDENTURE.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Preferred Securities (to the extent provided herein) and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.     GOVERNING LAW.

         THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

SECTION 113.     LEGAL HOLIDAYS.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a

Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day (except that, if such Business Day is in the next succeeding calendar year, such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, shall be the immediately preceding Business Day) with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or on such last day for conversion, PROVIDED, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                  ARTICLE TWO

                                 Security Forms

SECTION 201.     FORMS GENERALLY.

         The Securities and the Trustee's certificates of authentication shall be substantially in the form of Exhibit A which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). The Company shall furnish any such legend not contained in Exhibit A to the Trustee in writing. Each Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Exhibit A are part of the terms of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         The definitive Securities shall be typewritten or printed, lithographed or engraved or produced by any combination of these methods, all as determined by the Company, in its sole discretion.

SECTION 202.     INITIAL ISSUANCE TO PROPERTY TRUSTEE.

         The Securities initially issued to the Property Trustee of the Trust shall be in the form of one or more individual certificates in definitive, fully registered form without distribution coupons and shall bear the following legend (the "Restricted Securities Legend") unless the Company determines otherwise in accordance with applicable law:

         THIS SECURITY AND ANY COMMON STOCK ISSUED ON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY

ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER (OR SUCH SHORTER PERIOD UNDER RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR RULE) THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH SUIZA FOODS CORPORATION (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1),
(2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                                 ARTICLE THREE

                                 The Securities

SECTION 301.     TITLE AND TERMS.

         The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is limited to the sum of $100,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906, 1108 or 1301.

         The Securities shall be known and designated as the "5% Convertible Subordinated Debentures due 2018" of the Company. Their Stated Maturity shall be February 20, 2018, and they shall bear interest at the rate of 5% per annum, from February 20, 1998 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, as the case may be, payable quarterly (subject to deferral as set forth herein), in arrears, on February 15, May 15, August 15 and November 15 (each an "Interest Payment Date") of each year, commencing May 15, 1998 until the principal thereof is paid or made available for payment, and they shall be paid to the Person in whose name the Security is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the Business Day immediately preceding such Interest Payment Date; PROVIDED, HOWEVER, that for so long as the Securities are held by the Trust or the Property Trustee of the Trust, if any Preferred Securities (or if the Trust is liquidated in connection with a Special Event, any Securities) are held in certificated form, the record date for each Interest Payment Date shall be 15 days prior to such Interest Payment Date (in each case, a "Regular Record Date"). Interest will compound quarterly and will accrue at the rate of 7% per annum on any interest installment in arrears for more than one quarter or during an extension of an interest payment period, as set forth in Section 312 hereof.

         The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed will be computed on the basis of the actual number of days elapsed. In the event that any date on which interest is payable on the Securities is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         If at any time while the Property Trustee is the Holder of any Securities, the Trust or the Property Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any such case, the Company will pay as additional interest ("Additional Interest") on the Securities held by the Property Trustee, such amounts as shall be required so that the net amounts received and retained by the Trust and the Property Trustee after paying any such taxes, duties, assessments or other governmental charges will be not less than the amounts the Trust and the Property Trustee would have received had no such taxes, duties, assessments or other governmental charges been imposed.

         The principal of and interest on the Securities shall be payable at the office or agency in the United States maintained by the Company for such purpose and at any other office or agency maintained by the Company for such purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that unless the Securities are held by the Trust or any successor permissible under the Declaration, at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         The Securities shall be redeemable as provided in Article Eleven hereof.

         The Securities shall be convertible as provided in Article Thirteen hereof.

SECTION 302.     DENOMINATIONS.

         The Securities shall be issuable only in registered form without coupons and only in denominations of $50 and integral multiples thereof.

SECTION 303.     EXECUTION, AUTHENTICATION, DELIVERY AND DATE.

         The Securities shall be executed on behalf of the Company by either its Chairman of the Board, Chief Executive Officer, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries or its Treasurer or one of its Assistant Treasurers. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with Company's Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company's Order shall authenticate and make available for delivery such Securities as provided in this Indenture, and not otherwise.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304.     TEMPORARY SECURITIES.

         Pending the preparation of definitive Securities, the Company may execute, and upon receipt of a Company's Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305.              REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

         (a)     GENERAL.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

         At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1108 or 1301 not involving any transfer.

         The Company shall not be required (i) in the case of a partial redemption of the Securities, to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         (b)     TRANSFER PROCEDURES AND RESTRICTIONS.

         The Securities may not be transferred except in compliance with the Restricted Securities Legend unless otherwise determined by the Company in accordance with applicable law. Upon any distribution of the Securities to the holders of the Preferred Securities in accordance with the Declaration, the Company and the Trustee shall enter into a supplemental indenture pursuant to
Section 901(f) to provide for transfer procedures and restrictions with respect to the Securities substantially similar to those contained in the Declaration to the extent applicable in the circumstances existing at the time of such distribution.

SECTION 306.     MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously Outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a "protected" purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously Outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies of the Holders with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.     PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, subject to any right to defer the payment of Interest hereunder.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the-Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

         (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and, if so listed, upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue (including in each such case Compounded Interest), which were carried by such other Security.

         In the case of any Security which is converted after any Regular Record Date (and for which Notice of Conversion is delivered on or after such Regular Record Date) and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment
Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion prior to such Interest Payment Date, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security that is converted, interest whose Stated Maturity is on or after the date of conversion of such Security shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest (including Additional Interest, Extension Period Interest and Compounded Interest) on the Securities being converted, which shall be deemed to be paid in full.

SECTION 308.     PERSONS DEEMED OWNERS.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 307) interest (including Additional Interest, Extension Period Interest and Compounded Interest) on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.     CANCELLATION.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company's Order; PROVIDED, HOWEVER, that the Trustee shall not be required to destroy the certificates representing such canceled Securities.

SECTION 310.     RIGHT OF SET OFF.

         Notwithstanding anything to the contrary in this Indenture, the Company shall have the right to set off any payment it is otherwise required to make hereunder to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Guarantee.

SECTION 311.     CUSIP NUMBERS.

         The Company, as Company, in issuing the Securities may, at its sole discretion, use "CUSIP" numbers, and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

SECTION 312.     OPTION TO EXTEND INTEREST PAYMENT PERIOD.

         (a) The Company shall have the right at any time during the term of the Securities to defer interest payments from time to time by extending the interest payment period for successive periods (each, an "Extension Period") not exceeding 20 consecutive quarters for each such period; PROVIDED, no Extension Period may extend beyond the Maturity of the Securities. At the end of each Extension Period, the Company shall be responsible for the payment of, and the Company shall pay all interest then accrued and unpaid (including Additional Interest, if any); PROVIDED, that during any Extension Period, interest on the Securities shall accrue at 7% per annum ("Extension Period Interest") instead of the stated rate of 5% per annum, together with interest thereon compounded quarterly at the rate of 7% per annum, to the extent permitted by applicable law ("Compounded Interest"). During any Extension Period, the Company shall not repay, repurchase or redeem any capital stock or debt securities issued by the Company, or make any guarantee payments with respect to indebtedness for borrowed money, that rank junior to or PARI PASSU with the Securities. Prior to the termination of any such Extension Period, the Company may further extend such Extension Period; PROVIDED, that such Extension Period together with all previous and further extensions thereof may not exceed 20 consecutive quarters and may not extend beyond the Maturity of the Securities. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension

Period, subject to the above requirements. No interest during an Extension Period, except at the end thereof, shall be due and payable.

         (b) If the Property Trustee is the sole Holder of the Securities at the time the Company selects an Extension Period, the Company shall give written notice to the Regular Trustees, the Property Trustee and the Trustee of its selection of such Extension Period at least one Business Day prior to the earlier of (i) the date the distributions on the Preferred Securities are payable or (ii) if the Preferred Securities are listed on the New York Stock Exchange, Inc. ("NYSE") or other stock exchange or quotation system, the date the Trust is required to give notice to the NYSE or other applicable self-regulatory organization or to holders of the Preferred Securities of the record date or the date such distributions are payable, but in any event not less than ten Business Days prior to such record date.

         (c) The Trustee shall promptly give notice of the Company's selection of such Extension Period to the holders of the Preferred Securities. If the Property Trustee is not the sole Holder at the time the Company selects an Extension Period, the Company shall give the Holders and the Trustee written notice of its selection of such Extension Period at least ten Business Days prior to the earlier of (i) the next succeeding Interest Payment Date or (ii) if the Preferred Securities are listed on the NYSE or other stock exchange or quotation system, the date the Company is required to give notice to the NYSE or other applicable self-regulatory organization or to Holders of the Securities on the record or payment date of such related interest payment, but in any event not less than two Business Days prior to such record date.

         (d) The quarter in which any notice is given pursuant to paragraphs (b) and (c) hereof shall be counted as one of the 20 quarters permitted in the maximum Extension Period permitted under paragraph (a) hereof.

         (e) The Company currently has no intention of exercising its right to defer interest payments pursuant to this Section 312.

SECTION 313.              PAYING AGENT, SECURITY REGISTRAR AND CONVERSION
                          AGENT.

         The Trustee will initially act as Paying Agent, Security Registrar and Conversion Agent. The Company may change any Paying Agent, Security Registrar, co-registrar or, with the consent of the Trustee, Conversion Agent without prior notice. The Company or any of its Affiliates may act in any such capacity.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401.     SATISFACTION AND DISCHARGE OF INDENTURE.

         This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of the Company and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1)     either

                 (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                 (B) all such Securities not theretofore delivered to the Trustee for cancellation have become due and payable, and the Company has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest (including any Compounded Interest and Extension Period Interest) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that, in their opinion, all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.     APPLICATION OF TRUST MONEY.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any

Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company promptly following such conversion or, if sooner, upon receipt of a Company's Request.

                                  ARTICLE FIVE

                                    Remedies

SECTION 501.     EVENTS OF DEFAULT.

         "Event of Default," wherever used herein, means any one of the following events that has occurred and is continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) failure for 30 days to pay interest on the Securities, including any Additional Interest, Extension Period Interest and Compounded Interest in respect thereof, when due; PROVIDED that a valid extension of an interest payment period pursuant to Section 312 hereof will not constitute a default in the payment of interest (including any Additional Interest, Compounded Interest or Extension Period Interest) for this purpose;

         (2) failure to pay principal of or premium, if any, on the Securities when due whether at maturity, upon redemption, by declaration or otherwise;

         (3) failure by the Company to deliver shares of its Common Stock upon an election by a holder of Preferred Securities to convert such Preferred Securities;

         (4) failure to observe or perform in all material respects any other covenant contained in the Indenture for 90 days after notice to the Company by the Trustee or by the Holders of not less than 25% in aggregate Outstanding principal amount of the Securities;

         (5) entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company as the case may be, under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, as the case may be, or of substantially all of the property of the Company, as the case may be, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days;





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




         (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of itself in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, as the case may be, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, as the case may be, or of substantially all of the property of Company, or the making by the Company of a general assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action;

         (7) the voluntary or involuntary dissolution, winding up or termination of the Trust, except in connection with (i) the distribution of Securities to holders of Preferred Securities in liquidation of the Trust upon the redemption of all of the outstanding Preferred Securities of the Trust or
(ii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration.

SECTION 502.              ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities, all accrued interest thereon and any other amounts payable hereunder to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal, all accrued interest and such other amounts shall become immediately due and payable.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as provided in this Article hereinafter, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

         (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                 (A) all overdue interest (including any Additional Interest, Extension Period Interest and Compounded Interest) on all Securities,

                 (B) the principal of any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

                 (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

         (2) all Events of Default, other than the non-payment of the principal of and/or interest on and/or all other amounts in respect of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         If the holders of a majority in aggregate principal amount of the Outstanding Securities fail to rescind and annul such declaration and its consequences, the holders of a majority in aggregate liquidation amount of the Preferred Securities then outstanding shall have such right.

SECTION 503.    COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT
                BY TRUSTEE.

         The Company covenants that if:

         (1) default is made in the payment of any interest (including any Additional Interest, Extension Period Interest or Compounded Interest) on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such securities for principal and interest (including any Additional Payments) and, to the extent that payment thereof shall be legally enforceable, interest on any overdue principal and on any overdue interest (including any Additional Payments), at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

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SECTION 504.     TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.     TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.     APPLICATION OF MONEY COLLECTED.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest (including any Additional Payments and Extension Period Interest), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 607; and

         SECOND: To the payment of the amounts then due and unpaid for principal of and interest (including any Additional Payments and Extension Period Interest) on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest (including any Compounded Interest), respectively.

         THIRD:  The balance, if any, shall be paid to the Company.

SECTION 507.     LIMITATION ON SUITS.

         No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

         (2) if the Trust is not the sole holder of the Outstanding Securities, the Holders of at least 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities; it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST AND CONVERT.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 307) interest (including any Additional Payments) on such Security on the Stated Maturity expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to convert such Security in accordance with Article Thirteen and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.     RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.     RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.     DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.     CONTROL BY HOLDERS.

         The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; PROVIDED, that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.





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




SECTION 513.     WAIVER OF PAST DEFAULTS.

         Subject to Section 902 hereof, the Holders of greater than 50% in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

         (1) in the payment of the principal of, premium, if any, or interest (including any Additional Payments) on any Security (unless such default has been cured and a sum sufficient to pay all matured installments of interest (including any Additional Payments) and principal due otherwise than by acceleration has been deposited with the Trustee); or

         (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected; PROVIDED, HOWEVER, that if the Securities are held by the Trust or a trustee of the Trust, such waiver shall not be effective until the holders of greater than 50% in liquidation amount of Trust Securities shall have consented to such waiver; PROVIDED, FURTHER, that if the consent of the Holder of each Outstanding Security is required, such waiver shall not be effective until each holder of the Trust Securities shall have consented to such waiver.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.     UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; PROVIDED, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee or in any suit for the enforcement of the right to receive the principal of and interest (including any Additional Payments) on any Security or to convert any Security in accordance with Article Thirteen.

SECTION 515.     WAIVER OF STAY OR EXTENSION LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.





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




SECTION 516.     ENFORCEMENT BY HOLDERS OF PREFERRED SECURITIES.

         Notwithstanding the foregoing, if an Indenture Event of Default has occurred and is continuing and such Event of Default is attributable to the failure of the Company to pay interest or principal on the Securities on the date such interest or principal is otherwise payable, the Company acknowledges that, in such event, a holder of Preferred Securities may institute a Direct Action for payment on or after the respective due date specified in the Securities. The Company may not amend the Indenture to remove the foregoing right to bring a Direct Action without the prior written consent of all the holders of Preferred Securities. Notwithstanding any payment made to such holder of Preferred Securities by the Company in connection with a Direct Action, the Company shall remain obligated to pay the principal of or interest on the Securities held by the Trust or the Property Trustee and the Company shall be subrogated to the rights of the holders of such Preferred Securities with respect to payments on the Preferred Securities to the extent of any payments made by the Company to any such holders in any Direct Action. Except as set forth elsewhere herein or in the Declaration, the holders of Preferred Securities will not be able to exercise directly any other remedy available to the Holders.

                                  ARTICLE SIX

                                  The Trustee

SECTION 601.     CERTAIN DUTIES AND RESPONSIBILITIES.

         The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.     NOTICE OF DEFAULTS.

         The Trustee shall give the Holders notice (at the address as they appear in the Security Register) of any default hereunder as and to the extent provided by the Trust Indenture Act; PROVIDED, however, that in the case of any default of the character specified in Section 501(4), no such notice to Holders shall be given until at least 60 days after a responsible Officer of the Trustee has obtained actual knowledge of the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.





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SECTION 603.     CERTAIN RIGHTS OF TRUSTEE.

         Subject to the provisions of Section 601:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company's Request or Company's Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel of its choice and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to reasonable examination of the books, records and premises of the Company, personally or by agent or attorney; PROVIDED HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liability as a condition to so proceeding;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

         (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence or willful misconduct, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

SECTION 604.     NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

SECTION 605.     MAY HOLD SECURITIES.

         The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company or any Affiliate thereof with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, or such other agent.

SECTION 606.     MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 607.     COMPENSATION AND REIMBURSEMENT.

         The Company agrees:

         (a) to pay to the Trustee from time to time such reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder;

         (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, fees, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (c) to indemnify the Trustee (including in its individual capacity) and any predecessor Trustee for, and to hold it harmless against, any loss, liability, claim, action, suit, cost, damage or reasonable expense, including taxes (other than taxes based on the income of the Trustee), incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or Section 501(7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section shall survive the resignation or removal of the Trustee and the termination of this Indenture.

SECTION 608.     DISQUALIFICATION; CONFLICTING INTERESTS.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture provided, however, nothing shall prohibit or disqualify an employee of the Company from acting as Trustee solely because that Person is employed by the Company.

SECTION 609.     CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

         There shall at all times be a Trustee hereunder appointed by the Company which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its federal, state, District of Columbia or territorial supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.     RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (d)     If at any time:

                 (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                 (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                 (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee.
If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.





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SECTION 611.     ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; PROVIDED, that on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all amounts then due to it hereunder, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments required to more fully and certainly vest in and confirm to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.     MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

         Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.     PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).





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



                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company

SECTION 701.     COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSEES OF HOLDERS.

         The Company will furnish or cause to be furnished to the Trustee

         (a) quarterly, at least one Business Day prior to February 15, May 15, August 15 and November 15 of each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the delivery thereof, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

EXCLUDING from any such list names and addresses received by the Trustee in its capacity as Security Registrar and PROVIDED that the Company shall not be obligated to provide a list of Holders at any time such list of Holders does not differ from the most recent list of Holders given to the Trustee by the Company.

SECTION 702.     PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

         (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act or this Indenture.

SECTION 703.     REPORTS BY TRUSTEE.

         Within 60 days after January 15 of each year, commencing January 15, 1999, the Trustee shall transmit by mail to the Holders such reports concerning the Trustee and its actions under this

Indenture as may be required pursuant to the Trust Indenture Act in the manner provided pursuant thereto.

SECTION 704.     REPORTS BY COMPANY.

         The Company shall file with the Trustee and the Commission, and transmit to the Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; PROVIDED, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

         Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of their covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         The Company shall also provide to the Trustee on a timely basis such information as the Trustee requires to enable the Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the holders of the Preferred Securities relating to original issue discount, including, without limitation, Form 1099-OID or any successor form.

                                 ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.     COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

         The Company shall not consolidate with or merge with or into any other Person or, directly or indirectly, convey, transfer or lease all or substantially all its assets substantially as an entirety to any Person, unless:

         (a) the Person formed by such consolidation or into which the Company is merged (if the Company is not the survivor) or the Person which acquires by conveyance, transfer or lease, all or substantially all the Company's assets substantially as an entirety shall be a corporation, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Article Thirteen;

         (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that, in their opinion, such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         This Section shall only apply to (i) a merger or consolidation in which the Company is not the surviving corporation, and (ii) to conveyances, leases and transfers by the Company as transferor or lessor.

SECTION 802.     SUCCESSOR SUBSTITUTED.

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all the Company's assets substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                            Supplemental Indentures

SECTION 901.     SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

         (b) to evidence and to provide for the acceptance of appointment hereunder by a Successor Trustee with respect to the Securities; or

         (c) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

         (d) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article Thirteen; or

         (e) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; or

         (f) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

         (g) to make provision for transfer procedures, certification, book-entry provisions, the form of restricted securities legends, if any, to be placed on Securities, and all other matters required pursuant to Section 305(b) or otherwise necessary, desirable or appropriate in connection with the issuance of Securities to holders of Preferred Securities in the event of a distribution of Securities by the Trust if a Special Event occurs and is continuing.

         The Trustee is hereby authorized to join with the Company in the execution of any supplemental indenture to effect such amendment, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder.

SECTION 902.     SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

         With the consent of the Holders of greater than 50% in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; PROVIDED, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

         (a) extend the Stated Maturity of the principal of, or any installment of interest (including any Additional Payments or Extension Period Interest) on, any Security, or reduce the principal amount thereof, or reduce the rate or extend the time for payment of interest thereon (including any Additional Payments or Extension Period Interest), or reduce any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the right to convert any Security as provided in Article Thirteen (except as permitted by Section 901(c)) or modify the provisions of Article Twelve with respect to the subordination of the Notes in a manner adverse to the Holders in any material respect,

         (b) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

         (c) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; PROVIDED that if the Securities are held by the Trust or a trustee of the Trust, such supplemental indenture shall not be effective until the holders of greater than 50% in liquidation amount of Trust Securities shall have consented to such supplemental indenture; PROVIDED, further, that if the consent of the Holder of each Outstanding Security is required, such supplemental indenture shall not be effective as to a given holder of Trust Securities of the Trust until such holder of the Trust Securities of the Trust shall have consented to such supplemental indenture.

         Notwithstanding the foregoing, so long as any Preferred Securities remain outstanding no such amendment of the Indenture that adversely affects the holders of the Preferred Securities in any material respect shall be entered into, no termination of this Indenture shall occur and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate liquidation preference of such Preferred Securities then outstanding unless and until the principal of the Securities and all accrued and unpaid interest (including any Additional Payments) thereon have been paid in full; provided, however, that where a consent under the Indenture would require the consent of each Holder of Securities affected thereby, no such consent shall be effective until the prior consent of each holder of Preferred Securities has been obtained.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; PROVIDED that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

SECTION 903.     EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, in its discretion, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.     EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.     CONFORMITY WITH TRUST INDENTURE ACT.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act (and the Trustee shall be entitled to receive and conclusively rely upon an opinion of legal counsel to that effect in form and substance satisfactory to the Trustee); PROVIDED, that this requirement shall not constitute an admission or acknowledgment by any party hereto that any qualification is required prior to the time this Indenture and the Trustee are required by the Trust Indenture Act to be so qualified.

SECTION 906.     REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities. Failure to undertake the foregoing shall have no effect on such supplemental indenture.

                                  ARTICLE TEN

                   Covenants; Representations and Warranties

SECTION 1001.    PAYMENT OF PRINCIPAL AND INTEREST.

         The Company will duly and punctually pay the principal of and interest (including any Additional Payments and Extension Period Interest) on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002.    MAINTENANCE OF OFFICE OR AGENCY.

         The Company will maintain in the United States an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoint the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies (in the United States) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, however, that no such designation or rescission shall in any manner relieve the Company of its obligations to maintain an office or agency in the United States for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.    MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of their action or failure so to act.

         Whenever the Company shall have one or more Paying Agents other than the Company, the Company will, prior to each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by the Company's Order direct any Paying

Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company upon the Company's Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of any such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, unless an abandoned property law designates another person, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

SECTION 1004.    STATEMENT BY OFFICERS AS TO DEFAULT.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the material terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1005. LIMITATION ON DIVIDENDS; TRANSACTIONS WITH AFFILIATES; COVENANTS AS TO THE TRUST.

         (a) The Company covenants that so long as the Securities are Outstanding, if (i) there shall have occurred and be continuing any event that with the giving of notice or the lapse of time or both, would constitute an Event of Default, (ii) the Company shall be in default with respect to its payment of any obligations under the Guarantee, or (iii) the Company has exercised its option to defer interest payments on the Securities by extending the interest payment period and such period, or any extension thereof, shall be continuing, then the Company shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any capital stock or debt securities issued by the Company, or make any guarantee payments with respect to indebtedness for borrowed money, that rank junior to or PARI PASSU with the Securities (except by conversion into or exchange for shares of its capital stock).

         (b) The Company also covenants and agrees (i) that it shall directly or indirectly maintain 100% ownership of the Common Securities of the Trust; PROVIDED, HOWEVER, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities (ii) NOT TO CAUSE OR PERMIT THE DISSOLUTION, WINDING-UP OR TERMINATION OF THE TRUST, EXCEPT IN CONNECTION WITH A DISTRIBUTION OF THE SECURITIES TO THE HOLDERS OF PREFERRED SECURITIES IN LIQUIDATION OF THE TRUST OR IN CONNECTION

WITH CERTAIN MERGERS, CONSOLIDATIONS OR AMALGAMATIONS PERMITTED BY THE DECLARATION AND (iii) that it shall use its reasonable efforts, consistent with the terms and provisions of the Declaration, to cause the Trust (x) to remain a statutory business trust, except in connection with the distribution of the Securities to the holders of Preferred Securities in liquidation of the Trust, the redemption of all of the Trust Securities of the Trust, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and (y) to otherwise continue to be classified as a grantor trust for United States Federal income tax purposes.

SECTION 1006.    PAYMENT OF EXPENSES OF THE TRUST.

         In connection with the offering, sale and issuance of the Securities to the Property Trustee in connection with the sale of the Trust Securities by the Trust, the Company shall be responsible for the payment of:

         (a) all costs, fees and expenses relating to the offering, sale and issuance of the Securities and compensation of the Trustee under the Indenture in accordance with the provisions of Section 607 of the Indenture;

         (b) all debts and obligations (other than with respect to the Trust Securities) of the Trust, all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the offering, sale and issuance of the Trust Securities, the fees and expenses of the Property Trustee and the Delaware Trustee (including the payment of counsel fees and expenses), the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing and disposition of Trust assets); and

         (c) all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101.    RIGHT OF REDEMPTION.

         (a) The Securities may be redeemed at the election of the Company, in whole or in part, at any time or from time to time after February 20, 2001, at the Redemption Prices set forth in Section 1109 below upon not less than 30 or more than 60 days' notice.

         (b) As set forth more fully in Section 1109 below, the Securities may also be redeemed, in whole (but not in part), at the election of the Company at any time after the third anniversary of the date of issuance upon the occurrence of a Tax Event (in whole but not in part); PROVIDED, HOWEVER, that if, at the time there is available to the Company or the Trust the opportunity to eliminate the Tax Event, within a reasonable amount of time as conclusively determined by the Company in its sole discretion, by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure, which in the sole judgment of the Company has or will cause no adverse effect on the Trust, the holders of the Trust Securities or the Company or will involve no material cost, then the Company or the Trust shall pursue such measure in lieu of redemption.

         (c) Notwithstanding any other provision of this Indenture, the Company may not redeem any of the outstanding Securities unless all accrued and unpaid interest (including any Additional Interest, Extension Period Interest and Compounded Interest) has been paid on all Securities for all quarterly interest periods terminating on or before the date of redemption and through and including the Redemption Date.

SECTION 1102.    APPLICABILITY OF ARTICLE.

         Redemption of Securities at the election of the Company, as permitted by Section 1101, shall be made in accordance with such provision and this Article.

SECTION 1103.    ELECTION TO REDEEM; NOTICE TO TRUSTEE.

         The election of the Company to redeem Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 30 days and no more than 60 days prior to the Redemption Date fixed by the Company, notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed and provide a copy of the notice of redemption given to Holders of Securities to be redeemed pursuant to Section 1104.

SECTION 1104.    SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

         If less than all the Securities are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $50 or any integral multiple thereof) of the principal amount of the Securities.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

         The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1105.    NOTICE OF REDEMPTION.

         Notice of redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at such Holder's address appearing in the Security Register.

         All notices of redemption shall identify the Securities to be redeemed (including, if relevant, the CUSIP or ISIN number, if any) and shall state:

         (a)     the Redemption Date,

         (b)     the Redemption Price,

         (c) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

         (d) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's Request, by the Trustee in the name and at the expense of the Company. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

SECTION 1106.    DEPOSIT OF REDEMPTION PRICE.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate which may be done by book entry and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

         If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307) be paid to the Company upon the Company's Request or, if then held by the Company, shall be discharged from such trust.

SECTION 1107.    SECURITIES PAYABLE ON REDEMPTION DATE.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest (including Additional Payments, if any) to the Redemption Date; PROVIDED, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant record dates according to the terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 1108.    SECURITIES REDEEMED IN PART.

         In the event of any redemption in part, the Company shall not be required to (i) issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before any selection for redemption of Securities and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all holders of Securities to be so redeemed and (ii) register the transfer of or exchange any Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Securities being redeemed in part.

         Any Security which is to be redeemed only in part shall be surrendered at a place of payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall prepare and execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

SECTION 1109.    OPTIONAL REDEMPTION.

         The Company shall have the right to redeem the Securities, in whole or in part, at any time or from time to time on or after February 20, 2001 upon not less than 30 nor more than 60 days' notice, at a redemption price equal at the following optional redemption prices (expressed as a percentage of the principal amount of Securities) if redeemed during the 12-month period beginning February __ of the respective years shown below:

                                                                             Percentage of
                                         Year                            Principal Year Amount
                                   -----------------------            --------------------------
                                   2001                                       103.50%
                                   2002                                       103.00
                                   2003                                       102.50
                                   2004                                       102.00
                                   2005                                       101.50
                                   2006                                       101.00
                                   2007                                       100.50
                                   2008 and thereafter                        100.00

plus any accrued and unpaid interest, including Additional Payments, if any, to the Redemption Date.

         If at any time following the Conversion Expiration Date less than five percent (5%) of the original aggregate principal amount of the Securities remains Outstanding, such Securities shall be redeemable at the option of the Company, in whole but not in part, at a redemption price equal to the principal amount thereof, plus any accrued and unpaid interest (including any Additional Payments) to the Redemption Date.

         If a Tax Event shall occur and be continuing, the Company shall have the right upon not less than 30 nor more than 60 days' notice, to redeem the Securities in whole or in part, for cash upon the later of (i) the occurrence of such Tax Event or (ii) February 20, 2001, at a redemption price equal to the principal amount at Stated Maturity of such Securities plus any accrued and unpaid interest (including any Additional Payments) to the Redemption Date.

         Any redemption pursuant to this Section 1109 shall be made pursuant to the provisions of Sections 1101 through 1108 hereof.

SECTION 1110.    EXCHANGE OF TRUST SECURITIES FOR SECURITIES.

                 (a) At any time, the Company shall have the right to terminate the Trust and cause the Securities to be distributed to the holders of the Preferred Securities in liquidation of the Trust after satisfaction of liabilities to creditors of the Trust as provided by the Declaration and applicable law.

                 (b) If a Special Event in respect of the Trust shall occur, the Company shall give the Trustee notice of the same. If a Special Event in respect of the Trust shall occur and be continuing, the Declaration requires the Property Trustee to direct the Conversion Agent (as defined in the Declaration) to exchange all outstanding Preferred Securities for Securities having a principal amount at Stated Maturity equal to the aggregate liquidation amount of the Trust Securities to be exchanged, PROVIDED, that, in the case of a Tax Event, the Company shall have the right to direct the Property Trustee that less than all, or none of the Preferred Securities be so exchanged (i) if for so long as the Company shall have elected to pay any Additional Interest such that the net amounts received by holders of the Preferred Securities not so exchanged in respect of distributions are not reduced as a result of such Tax Event, and shall not have revoked any such election or failed to make such payments or (ii) if the Company shall instead elect to redeem the Securities, in whole or in part, in the manner set forth in Section 1109; PROVIDED, HOWEVER, that if, at the time there is available to the Company or the Trust the opportunity to eliminate the Special Event, within a reasonable amount of time as conclusively determined by the Company in its sole discretion, by taking some ministerial action ("Ministerial Action"), such as filing a form or making an election, or pursuing some other similar reasonable measure which, in the sole judgment of the Company, has or will cause no adverse effect on the Company, the Trust or the holders of the Trust Securities and will involve no material cost, the Company or the Trust shall pursue such Ministerial Action or other measure in lieu of redemption, and PROVIDED, FURTHER, that the Company shall have no right to redeem the Securities while the Trust is pursuing any Ministerial Action.

SECTION 1111.    NO SINKING FUND.

         The Securities are not entitled to the benefit of any sinking fund.

                                ARTICLE TWELVE

                          Subordination of Securities
SECTION 1201.    AGREEMENT TO SUBORDINATE.

         The Company covenants and agrees, and each Holder of Securities by such Holder's acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article Twelve; and each Holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions. The payment by the Company of the principal of, premium, if any, and interest (including Additional Payments) on all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all existing and future Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred; PROVIDED HOWEVER, that no provision of this Article Twelve shall prevent the occurrence of any default or Event of Default hereunder.

SECTION 1202.    DEFAULT ON SENIOR INDEBTEDNESS.

         In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness continuing beyond the period of grace, if any, specified in the instrument evidencing such Senior Indebtedness, unless and until such default shall have been cured or waived or shall have ceased to exist, and in the event that the maturity of any Senior Indebtedness has been accelerated because of a default, then no payment shall be made by the Company with respect to the principal of (including redemption payments, if any), premium, if any, or interest on the Securities.

         In the event of any default (other than a default described in the immediately preceding paragraph) by the Company under the terms of any instrument evidencing any Senior Indebtedness, continuing beyond the period of grace, if any, specified in such instrument, written notice of which default shall have been given by any holder of such Senior Indebtedness to the Trustee, unless and until the earlier of (i) such default shall have been cured or waived or shall have ceased to exist, or (ii) the continuation of such default for a period of one hundred eighty days after notice of the occurrence of such default shall have been given to the Trustee, no payment shall be made by the Company with respect to the principal of (including redemption payments, if any), premium, if any, or interest on the Securities.

         Notwithstanding anything contained herein to the contrary, so long as the Company shall be prohibited from making any payment on account of the Securities pursuant to the foregoing paragraphs, neither the Trustee nor any Holders shall take any action to (i) collect, demand payment of or accelerate any of the Securities, (ii) foreclose or otherwise realize upon any security for the Securities, (iii) initiate against the Company any proceeding under any bankruptcy, reorganization, moratorium, insolvency or other similar laws from time to time in effect affecting the enforcement of creditors' rights generally, or (iv) exercise any of their other rights or remedies against the Company under this Indenture or otherwise, unless and until a proceeding shall have been commenced against the Company under any bankruptcy, reorganization, moratorium, insolvency or other similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

         In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 1202, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

SECTION 1203.    LIQUIDATION; DISSOLUTION; BANKRUPTCY.

         Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all principal of, and premium, if any, and interest due or to become due on, all Senior Indebtedness must be paid in full before any payment is made on account of the principal (and premium, if any) or interest on the Securities; and upon any such dissolution or winding up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee would be entitled, except for the provisions of this Article Twelve, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders or to the Trustee.

         In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or the Holders before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, and their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

         For purposes of this Article Twelve, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Twelve with respect to the Securities to the payment of all Senior Indebtedness which may at the time be outstanding; provided, that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the

Company with or into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of all or substantially all its properties and assets on a consolidated basis to another Person upon the terms and conditions provided for in Article Eight hereof shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this
Section 1203 if such other Person shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions stated in Article Eight hereof. Nothing in Section 1202 or in this Section 1203 shall apply to claims of, or payments to, the Trustee (including in its individual capacity) under or pursuant to Section 607 hereof.

SECTION 1204.    SUBROGATION.

         Subject to the payment in full of all Senior Indebtedness, the rights of the Holders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Senior Indebtedness until the principal of (and premium, if any,) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Holders or the Trustee would be entitled except for the provisions of this Article Twelve, and no payment over pursuant to the provisions of this Article Twelve, to or for the benefit of the holders of such Senior Indebtedness by Holders or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of such Senior Indebtedness. It is understood that the provisions of this Article Twelve are and are intended solely for the purposes of defining the relative rights of the Holders, on the one hand, and the holders of such Senior Indebtedness on the other hand.

         Nothing contained in this Article Twelve or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Twelve of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of the Company referred to in this Article Twelve, the Trustee, subject to the provisions of Section 603, and the Holders, shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior

Indebtedness and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

SECTION 1205.    TRUSTEE TO EFFECTUATE SUBORDINATION.

         Each Holder by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Twelve and appoints the Trustee as such Holder's attorney-in-fact for any and all such purposes; provided, that the Trustee shall not be required to take action unless it receives written authorization for such action pursuant to a specific provision of this Indenture.

SECTION 1206.    NOTICE BY THE COMPANY.

         The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Twelve. Notwithstanding the provisions of this Article Twelve or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provision of this Article Twelve, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 603 hereof, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 1206 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

         The Trustee, subject to the provisions of Section 603, shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Twelve, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the right of such Person under this Article Twelve, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1207.    RIGHTS OF THE TRUSTEE; HOLDERS OF SENIOR INDEBTEDNESS.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Twelve in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are set forth in this Article Twelve, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Section 603, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders, the Company or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article Twelve or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article Twelve and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

SECTION 1208.    SUBORDINATION MAY NOT BE IMPAIRED.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the holders of the Securities and without impairing or releasing the subordination provided in this Article Twelve or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 1209.    CERTAIN CONVERSIONS DEEMED PAYMENT.

         For the purposes of this Article Twelve only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Thirteen shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares), property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section 1209, the term "junior securities" means (a) shares of any stock of any class of the Company, or (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article Twelve or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders, the right, which is absolute and unconditional, of the Holder to convert such Security in accordance with Article Thirteen.

SECTION 1210.    ARTICLE APPLICABLE TO PAYING AGENTS.

         If at any time any paying agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall (unless the context otherwise requires) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article in addition to or in place of the Trustee; PROVIDED, HOWEVER, that the first paragraph of Section 1207 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as paying agent.

                                ARTICLE THIRTEEN

                            Conversion of Securities

SECTION 1301.    CONVERSION RIGHTS.

         Subject to and upon compliance with the provisions of this Article, the Securities are convertible, at the option of the Holder, into the number of fully paid and nonassessable shares of Common Stock obtained by dividing $50 per Security by the applicable conversion price (initially $70 per share of Common Stock for each Security), rounded to the nearest 1/1000th of one share (equivalent to conversion rate of .7143 Shares of Common Stock per Security), subject to adjustment as described in this Article Thirteen. The conversion rights of the Holders shall expire on the close of business on the Business Day prior to the Maturity date of the Securities, or, in case a Security or portion thereof is called for redemption, at the close of business on the Business Day immediately preceding the corresponding Redemption Date (the "Conversion Expiration Date"), unless the Company defaults in making the payment due upon redemption.

The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Securities, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Securities then outstanding.

SECTION 1302.    CONVERSION PROCEDURES.

         (a) In order to convert all or a portion of the Securities, the Holder thereof shall deliver to the Conversion Agent an irrevocable Notice of Conversion setting forth the principal amount of Securities to be converted, together with the name or names, if other than the Holder, in which the shares of Common Stock should be issued upon conversion and, if such Securities are definitive Securities, surrender to the Conversion Agent the Securities to be converted, duly endorsed or assigned to the Company or in blank. In addition, a holder of Preferred Securities may exercise its right under the Declaration to convert such Preferred Securities into Common Stock by delivering to the Conversion Agent an irrevocable Notice of Conversion setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Preferred Security for a portion of the Securities held by the Trust (at an exchange rate of $50 principal amount of Securities for each Preferred Security) and (ii) to immediately convert such Securities, on behalf of such holder, into Common Stock of the Company pursuant to this Article Thirteen and, if such Preferred Securities are in definitive form, surrendering such Preferred Securities, duly endorsed or assigned to the Company or in blank. So long as any Preferred Securities are Outstanding, the Trust shall not convert any Securities except pursuant to a Notice of Conversion delivered to the Conversion Agent by a holder of Preferred Securities.

         If a Notice of Conversion is delivered on or after the Regular Record Date and prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), the Holder will be entitled to receive the interest payable on the subsequent Interest Payment Date on the portion of Securities to be converted notwithstanding the conversion thereof prior to such Interest Payment Date. Except as otherwise provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is on or after the date of conversion of such Security shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest (including Additional Interest, Extension Period Interest and Compounded Interest) on the Securities being converted, which shall be deemed to be paid in full. Each conversion shall be deemed to have been effected immediately prior to the close of business on the day on which the Notice of Conversion was received (the "Conversion Date") by the Conversion Agent from the Holder or from a holder of the Preferred Securities effecting a conversion thereof pursuant to its conversion rights under the Declaration, as the case may be. The Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the Conversion Date and such Person or Persons will cease to be a record holder or record holders of the Securities on that date. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Holder in the Notice of Conversion, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to such Person or Persons.

         (b) The Company's delivery upon conversion of the fixed number of shares of Common Stock into which the Securities are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount at Maturity of the portion of Securities so converted and any unpaid interest (including Additional Interest, Extension Period Interest and Compounded Interest) accrued on such Securities at the time of such conversion.

         (c) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, the Company shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the last reported sale price of such fractional interest on the date on which the Securities or Preferred Securities, as the case may be, were duly surrendered to the Conversion Agent for conversion, or, if such day is not a Trading Day, on the next Trading Day, and the Conversion Agent in turn will make such payment, if any, to the Holder or the holder of the Preferred Securities so converted.

         (d) In the event of the conversion of any Security in part only, a new Security or Securities for the unconverted portion thereof will be issued in the name of the Holder thereof upon the cancellation of the Security converted in part in accordance with Section 305.

         (e) In effecting the conversion transactions described in this Section, the Conversion Agent is acting as agent of the holders of Preferred Securities (in the exchange of Preferred Securities for Securities) and as agent of the Holders of Securities (in the conversion of Securities into Common Stock), as the case may be, directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities held by the Trust from time to time for Preferred Securities in connection with the conversion of such Preferred Securities in accordance with this Article Thirteen and (ii) to convert all or a portion of the Securities into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Article Thirteen and to deliver to the Trust a new Security or Securities for any resulting unconverted principal amount.

         (f) All shares of Common Stock delivered upon any conversion of Securities required to bear the Restricted Securities Legend shall bear a restrictive legend substantially in the form of the legend required to be set forth on such Securities and shall be subject to the restrictions on transfer provided in such legend and in Section 305(b) hereof. Neither the Trustee nor the Conversion Agent shall have any responsibility for the inclusion or content of any such restrictive legend on such Common Stock; PROVIDED, however, that the Trustee or the Conversion Agent shall have provided to the Company or to the Company's transfer agent for such Common Stock, prior to or concurrently with a request to the Company to deliver to such Conversion Agent certificates for such Common Stock, written notice that the Securities delivered for conversion are Securities required to bear the Restricted Securities Legend.





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SECTION 1303.    CONVERSION PRICE ADJUSTMENTS.

         The conversion price shall be subject to adjustment (without duplication) from time to time as follows:

         (a) In case the Company shall, while any of the Securities are Outstanding, (i) pay a dividend or make a distribution with respect to its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted so that the Holder of any Securities thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company which he would have owned immediately following such action had such Securities been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately after the effective date in case of a subdivision, combination or reclassification (or immediately after the record date if a record date shall have been established for such event). If, as a result of an adjustment made pursuant to this subsection (a), the Holder of any Security thereafter surrendered for conversion shall become entitled to receive shares of two or more classes or series of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a Board Resolution filed with the Trustee) shall determine the allocation of the adjusted conversion price between or among shares of such classes or series of capital stock. In the event that such dividend, distribution, subdivision, combination or issuance is not so paid or made, the conversion price shall again be adjusted to be the conversion price which would then be in effect if such record date had not been fixed.

         (b) The Company may make such reductions in the conversion price, in addition to that required by subparagraph (a), as it considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. The Company from time to time may reduce the conversion price by any amount for any period of time if the period is at least twenty (20) days, the reduction is irrevocable during the period, and the Board of Directors of the Company shall have made a determination that such reduction would be in the best interest of the Company, which determination shall be conclusive.
Whenever the conversion price is reduced pursuant to the preceding sentence, the Company shall mail to holders of record of the Securities a notice of the reduction at least fifteen (15) days prior to the date the reduced conversion price takes effect, and such notice shall state the reduced conversion price and the period it will be in effect.

         (c) No adjustment of the conversion price shall be required solely as a result of the issuance of capital stock by the Company. No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in the conversion price; PROVIDED, however, that any adjustments which by reason of this





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subparagraph are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required.

         (d) If any action would require adjustment of the conversion price pursuant to more than one of the provisions of subparagraph (a) described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder of the Securities.

SECTION 1304.    FUNDAMENTAL CHANGE.

         (a) In the event that the Company shall be a party to any transaction (including without limitation (i) any recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (ii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), (iii) any sale or transfer of all or substantially all of the assets of the Company or (iv) any compulsory share exchange) pursuant to which either shares of Common Stock shall be converted into the right to receive other securities, cash or other property, or, in the case of a sale or transfer of all or substantially all of the assets of the Company, the holders of Common Stock shall be entitled to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of each Security then outstanding shall have the right thereafter to convert such Security only into:

                 (1) in the case of any such transaction that does not constitute a Common Stock Fundamental Change (as defined below) and subject to funds being legally available for such purpose under applicable law at the time of such conversion, the kind and amount of the securities, cash or other property that would have been receivable upon such recapitalization, reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock issuable upon conversion of such Security immediately prior to such recapitalization, reclassification, consolidation, merger, sale, transfer or share exchange, after giving effect, in the case of any Non- Stock Fundamental Change (as defined below), to any adjustment in the Conversion Price in accordance with Section 1304(c)(1); and

                 (2) in the case of any such transaction that constitutes a Common Stock Fundamental Change, common stock of the kind received by holders of Common Stock as a result of such Common Stock Fundamental Change in an amount determined in accordance with Section 1304(c)(2).

         (b) The Company or the Person formed by such consolidation or resulting from such merger or that acquired such assets or that acquires the Company's shares, as the case may be, shall expressly assume all obligations under this Indenture, the Declaration, the Guarantee and all Outstanding Securities by entering into a supplemental indenture to this Indenture and by becoming a party to the Declaration and the Guarantee (as applicable) to amend each of such





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agreements to provide for such right provided for above with respect to the
Securities and the Preferred Securities. Such amendments and supplements shall provide for adjustments which, for events subsequent to the effective date of such agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Thirteen. The above provisions shall similarly apply to successive transactions of the foregoing type.

         (c) Notwithstanding any other provision of this Section 1304 to the contrary, but without duplication with Section 1303, if any Fundamental Change (as defined below) occurs, then the Conversion Price in effect will be adjusted immediately after such Fundamental Change as follows:

                 (1) in the case of a Non-Stock Fundamental Change, the Conversion Price of the Securities immediately following such Non-Stock Fundamental Change shall be the lower of (A) the Conversion Price in effect immediately prior to such Non-Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to Section 1303, and (B) the product of (1) the greater of the Applicable Price (as defined in Section 1307) and the then applicable Reference Market Price (as defined in Section 1307) and
(2) a fraction, the numerator of which is $50 and the denominator of which is
(x) the amount of the Redemption Price set forth in Section 1109 for $50 in principal amount of Securities if the Redemption Date were the date of such Non-Stock Fundamental Change (or, for the twelve month periods commencing February 20, 1998, February 20, 1999 and February 20, 2000, the product of 105.00%, 104.50% and 104.00%, respectively, times $50) plus (y) any then-accrued and unpaid interest, including Additional Interest, Extension Period Interest and Compounded Interest, if any on one Preferred Security; and

                 (2) in the case of a Common Stock Fundamental Change, the conversion price of the Securities immediately following such Common Stock Fundamental Change shall be the conversion price in effect immediately prior to such Common Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to Section 1303, multiplied by a fraction, the numerator of which is the Purchaser Stock Price (as defined in Section
1307) and the denominator of which is the Applicable Price; PROVIDED, however, that in the event of a Common Stock Fundamental Change in which (A) 100% of the value of the consideration received by a holder of Common Stock is common stock of the successor, acquiror or other third party (and cash, if any, paid with respect to any fractional interests in such common stock resulting from such Common Stock Fundamental Change) and (B) all of the Common Stock shall have been exchanged for, converted into or acquired for, common stock of the successor, acquiror or other third party (and any cash with respect to fractional interests or with respect to appraisal or similar rights), the conversion price of the Securities immediately following such Common Stock Fundamental Change shall be the conversion price in effect immediately prior to such Common Stock Fundamental Change multiplied by a fraction, the numerator of which is one and the denominator of which is the number of shares of common stock of the successor, acquiror or other third party received by a holder of one share of Common Stock as a result of such Common Stock Fundamental Change.





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SECTION 1305.    NOTICE OF ADJUSTMENTS OF CONVERSION PRICE.

         Whenever the conversion price is adjusted as herein provided:

         (a) the Company shall compute the adjusted conversion price and shall prepare a certificate signed by the Chief Financial Officer or the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee, the Conversion Agent and the transfer agent for the Preferred Securities and the Securities; and

         (b) a notice stating the conversion price has been adjusted and setting forth the adjusted conversion price shall as soon as practicable be mailed by the Company to all record holders of Preferred Securities and the Securities at their last addresses as they appear upon the stock transfer books of the Company and the Trust.

SECTION 1306.    PRIOR NOTICE OF CERTAIN EVENTS.

         In case:

         (a) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

         (b) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall (a) if any Preferred Securities are outstanding, shall cause to be mailed to the holders of record of the Preferred Securities, at their last addresses as they shall appear upon the stock transfer books the Trust or (b) shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 15 days prior to the applicable record or effective date hereinafter specified, a notice stating the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).





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SECTION 1307.    CERTAIN DEFINED TERMS.

         The following definitions shall apply to terms used in this Article
Thirteen:

         (a) "APPLICABLE PRICE" means (i) in the event of a Non-Stock Fundamental Change in which the holders of Common Stock receive only cash, the amount of cash received by a holder of one share of Common Stock and (ii) in the event of any other Fundamental Change, the average of the daily Closing Price for one share of Common Stock during the 10 Trading Days immediately prior to the record date for the determination of the holders of Common Stock entitled to receive cash, securities, property or other assets in connection with such Fundamental Change or, if there is no such record date, prior to the date upon which the holders of Common Stock shall have the right to receive such cash, securities, property or other assets.

         (b) "CLOSING PRICE" of any common stock on any day shall mean the last reported sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way of such common stock, in each case on the NYSE Composite Tape or, if the common stock is not listed or admitted to trading on such exchange, on the principal national securities exchange or interdealer quotation system on which such common stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange or inter-dealer quotation system, the average of the closing bid and asked prices as furnished by any NYSE member firm selected from time to time by the Board of Directors of the Company for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

         (c) "COMMON STOCK FUNDAMENTAL CHANGE" means any Fundamental Change in which more than 50% of the value (as determined in good faith by the Board of Directors) of the consideration received by holders of Common Stock consists of common stock, that, for the 10 Trading Days immediately prior to such Fundamental Change, has been admitted for listing or admitted for listing subject to notice of issuance on a national securities exchange or quoted on the Nasdaq Stock Market; PROVIDED, HOWEVER, that a Fundamental Change shall not be a Common Stock Fundamental Change unless either (i) the Company continues to exist after the occurrence of such Fundamental Change and the outstanding Securities continue to exist as outstanding Securities or (ii) not later than the occurrence of such Fundamental Change, all obligations of the Company under this Indenture, the Declaration, the Guarantee and all outstanding Securities are expressly assumed by the Person succeeding to the business of the Company by becoming a party to the Declaration and the Guarantee and by entering into a supplemental indenture to this Indenture (as applicable), which obligations shall include the right of the holders of the Preferred Securities to convert the Preferred Securities (and the Securities) into the common stock of such successor entity and providing for adjustments that, for events subsequent to the effective date thereof, shall be as nearly equivalent as may be practicable to the relevant adjustments provided for in this Article Thirteen.

         (d) "FUNDAMENTAL CHANGE" means the occurrence of any transaction or event or series of transactions or events pursuant to which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or shall constitute solely the right to receive





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cash, securities, property or other assets (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise); PROVIDED, however, in the case of any such series of transactions or events, for purposes of adjustment of the conversion price, such Fundamental Change shall be deemed to have occurred when substantially all of the Common Stock shall have been exchanged for, converted into or acquired for, or shall constitute solely the right to receive, such cash, securities, property or other assets, but the adjustment shall be based upon the consideration that the holders of Common Stock received in the transaction or event as a result of which more than 50% of the Common Stock outstanding shall have been exchanged for, converted into or acquired for, or shall constitute solely the right to receive, such cash, securities, property or other assets.

         (e) "NON-STOCK FUNDAMENTAL CHANGE", means any Fundamental Change other than a Common Stock Fundamental Change.

         (f) "PURCHASER STOCK PRICE" means, with respect to any Common Stock Fundamental Change, the average of the daily Closing Price for one share of the common stock received by holders of Common Stock in such Common Stock Fundamental Change during the 10 Trading Days immediately prior to the date fixed for the determination of the holders of Common Stock entitled to receive such common stock or, if there is no such date, prior to the date upon which the holders of Common Stock shall have the right to receive such common stock.

         (g) "REFERENCE MARKET PRICE" initially means $____ and, in the event of any adjustment to the conversion price other than as a result of a Fundamental Change, the Reference Market Price shall also be adjusted so that the ratio of the Reference Market Price to the conversion price after giving effect to any such adjustment shall always be the same as the ratio of the initial Reference Market Price to the initial conversion price of $70 per share.

         (h) "TRADING DAY" shall mean a day on which securities are traded on the national securities exchange or quotation system used to determine the Closing Price.

SECTION 1308.    RESTRICTIONS ON COMMON STOCK ISSUABLE UPON CONVERSION.

         (a) Shares of Common Stock to be issued upon conversion of a Security in respect of Preferred Securities bearing a Restricted Securities Legend (as defined in the Declaration) shall bear such restrictive legends as the Company may provide in accordance with applicable law.

         (b) If shares of Common Stock to be issued upon conversion of a Security in respect of Preferred Securities bearing a Restricted Securities Legend are to be registered in a name other than that of the holder of such Preferred Security, then the Person in whose name such shares of Common Stock are to be registered must deliver to the Conversion Agent a certificate satisfactory to the Company and signed by such Person, as to compliance with the restrictions on transfer applicable to such Preferred Security. Neither the Trustee nor any Conversion Agent or Registrar shall be required to register in a name other than that of the Holder shares of Common Stock





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issued upon conversion of any such Security in respect of such Preferred
Securities not so accompanied by a properly completed certificate.

SECTION 1309. TRUSTEE NOT RESPONSIBLE FOR DETERMINING CONVERSION PRICE OR ADJUSTMENTS.

         Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of any Security to determine whether any facts exist which may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind of account) of any shares of Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion, or to comply with any of the covenants of the Company contained in Article Ten or this Article Thirteen.

                                ARTICLE FOURTEEN

                                 Miscellaneous

SECTION 1401. NO RECOURSE; IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS.

         No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, attorneys, agents, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, attorneys, agents, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, attorneys, agents, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied





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therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                         SUIZA FOODS CORPORATION

                         By  /s/ Tracy L. Noll
                           ---------------------------------------------------
                         Name:   Tracy L. Noll
                               -----------------------------------------------
                         Title:  Vice President
                               -----------------------------------------------




                         WILMINGTON TRUST COMPANY,
                         as Trustee


                         By:  /s/  Patricia A. Evans
                            ---------------------------------------------------

                         Name:     Patricia A. Evans
                              -------------------------------------------------
                         Title:    Financial Services Officer
                                 ----------------------------------------------






                                      66